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           SUPPLEMENT DATED SEPTEMBER 15, 2003 TO BE ATTACHED TO THE
             DIVERSIFIED INSTITUTIONAL FUNDS GROUP/THE DIVERSIFIED
              INSTITUTIONAL STRATEGIC ALLOCATION FUNDS PROSPECTUS
                               DATED MAY 1, 2003

     Effective September 15, 2003, Diversified Investment Advisors, Inc. ("Diversified") terminated its Investment Subadvisory Agreement with respect to the Intermediate Government Bond Portfolio with Capital Management Group and entered into two new Investment Subadvisory Agreements with respect to the Intermediate Government Bond Portfolio with Allegiance Investment Management, LLC ("Allegiance") and Stephens Capital Management ("SCM"), a division of Stephens, Inc. Diversified expects to allocate approximately 80% of the assets of the Intermediate Government Bond Portfolio to Allegiance and approximately 20% of such assets to SCM.

     Allegiance was formed in 2001. Its predecessor, Allegiance Capital, Inc., was formed in 1988. 100% of Allegiance Capital, Inc's. assets were subsequently transferred to Allegiance. Allegiance has been a registered investment adviser since 2002. The principal business address of Allegiance is 300 Pacific Coast Highway, Suite 305, Huntington Beach, California 92648.

     Bill Mawhorter, Managing Director, Chairman and Chief Investment Officer of Allegiance, is responsible for the day-to-day supervision of the Intermediate Government Bond Portfolio on behalf of Allegiance. Mr. Mawhorter has been a portfolio manager with Allegiance since 1988.

     SCM was formed in 1982 and has been a registered investment adviser since 1982. The principal business address of SCM is 111 Center Street, Little Rock, Arkansas 72203.

     William L. Tedford, Executive Vice President of Stephens, Inc., is responsible for the day-to-day supervision of the Intermediate Government Bond Portfolio on behalf of SCM. Mr. Tedford has been employed with Stephens, Inc. since 1966.

Form 3155 (9/2003)                                                      33-61810
                                                                       333-00295